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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 28, 2003


                        UGOMEDIA INTERACTIVE CORPORATION
                   ------------------------------------------
               (Exact name of Registrant as specified in charter)


     NEVADA                     000-31160                    88-0470239
   ---------               -------------------              -----------
   (State of             (Commission File Number)           (IRS Employer
 Incorporation)             Identification                       No.)


                    1020 NORTH JOHNSON, BAY CITY, MI 48708
          -------------------------------------------------------------
                (Address of Principal Executive Offices Zip Code



        Registrant's telephone number, including area code:(989) 892-8740

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                 Former Address:

         10011-123 St. NW, Suite 2303, Edmonton, Alberta, CANADA T5N 1M9


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ITEM 1. CHANGE IN CONTROL OF REGISTRANT.
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On March 19, 2003,all the deliveries necessary to conclude the transaction between UgoMedia Interactive Corporation (""we", "us", "UgoMedia"), Sciax Technology, Inc., a Canadian corporation ("Sciax") and 4137639 Canada, Inc.("Sub"), a Canadian corporation wholly-owned by us were completed. The transaction originally closed in escrow on February 28,2003 pending the delivery of final executed documents. The result of the closing of this transaction was that we acquired all the outstanding stock of Sciax which is now a wholly-owned subsidiary of ours, and that a change in our control has occurred. We had previously reported, in a Current Report on Form 8-K, dated January 8, 2003, entering into an agreement ("Agreement") with such parties and outlined in such Current Report the principal terms of the Agreement. The closing was substantially on the terms previously disclosed except as specifically set forth below:

     A. The number of our shares received by each former shareholder of Sciax for each such share of Sciax was changed to 0.90521327.

     B. Kenneth Smart received 18,812,142 Exchangeable Shares of Sub and 4,703,036 of our Preferred Shares in lieu of his entitlement under A. above.

     C. The terms of the promissory notes ("Notes")issued to Aldo Rotondi and Stephen Brock were changed to provide as follows: The Notes shall be repaid on Fedruary 28, 2004, subject to prepayment in whole or in part at any time without premium or penalty. The Notes are secured by the guarantee of Sciax. Holders of the Notes shall have the option, at any time prior to the due date, so long as there is no default, to convert all unpaid principal and accrued interest into common shares of stock of UgoMedia ("UgoMedia Common Stock") at the rate of US$0.20 per share. This option may be exercised in whole or in part at any time prior to repayment of the Notes. If there is a default in the Notes, then holders of the Notes shall have the option, at any time the Notes are in default, to convert all unpaid principal and accrued interest into shares of stock of UgoMedia at the lower of (i) US$0.20 per share; and (ii) the average trading price of the UgoMedia Common Stock for the twenty (20) day period immediately prior to the date of receipt of the option exercise notice from the holders. Further, to the extent any shares are acquired under this option, the owners of these shares, if the option is exercised collectively, shall have a one time right to require that UgoMedia register the shares for resale within 90 days of such request on a registration statement filed with the Securities and Exchange Commission ("SEC"), such registration statement to be kept effective until all such shares are resold, all at UgoMedia's expense.

     D. We entered into an Option Agreement with Kenneth Smart under which Mr. Smart may be entitled to a return of all of Sciax's intellectual property under certain circumstances.

     E. The number of shares returned at the completion of the transaction by Aldo Rotondi was changed to 2,267,343 and the number of shares returned by Stephen Brock was changed to 1,442,325. Accordingly, the number of our common shares outstanding at the completion of the transaction was changed to 6,200,000.


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     F.   The terms of the  Exchangeable  Shares  were  changed  to add that the maximum number of shares that may be sold (not sought to be exchanged) each year was set at 4% of our issued and outstanding shares as of the preceding year end.


     Sciax, which had been privately held since 1996, is in the business of developing, marketing and selling certain security-related scopes and remote visual inspection systems. Its primary product, SeCam, is a durable, modular, video-based distance viewing system which enables users to obtain and manipulate high resolution images of items at significant distances - thus enabling, for example, law enforcement officers to view the interior of a dwelling prior to making an arrest or border officials to detect the presence of contraband without a dangerous initial physical inspection. Sciax's primary customers have been law enforcement and other governmental agencies.

     As a result of completing the transaction, Kenneth T. Smart has become a 69% shareholder of ours and the composition of our board of directors has changed. Resignations were received from all directors except for Aldo Rotondi. The board currently consists of Aldo Rotondi, Nitin Amersey, Kenneth Smart and Alfred Schopf. Biographical information on the new directors is as follows:

Kenneth Smart founded Sciax in 1996 and has been its President since then. As mentioned above, Sciax is in the business of developing, marketing and selling defense and security products and technology. He has a BAA in photography from the Ryerson Polytechnical Institute in Toronto, Canada.

Nitin Amersey has served as President of CircleTex Corp., a web site development and management firm since 2001 and has been Chairman of Scothalls Limited, a trading company, since 1978. He is also a partner of Amersey Damoder, a raw cotton merchant firm, located in Mumbai, India and is President of Door to Door Settlement & Signing Services Inc., a real estate settlement company in Michigan. Since 2002, Mr. Amersey has been a director of Environmental Solutions World Wide, a publicly-held company in Pennsylvania. From 1988 to 2000, he was Chairman and CEO of The Caribbean Sea Island Cotton Company Ltd. Mr. Amersey graduated magna cum laude with honors from Miami University (Ohio) with a Bachelor of Science in Business with a major in economics. He is a Phi Beta Kappa and a Phi Kappa Phi. Mr. Amersey has a Master of Business Administration
(MBA) degree from the University of Rochester.

Alfred Schopf has been, since March 2001, the President and CEO of the ARRI AG, part of the ARRI Group in Germany. ARRI is a manufacturer of professional film cameras and professional lighting for the motion picture industry. Prior thereto, Mr. Schopf was CFO of TelesensKSCL AG in Koln, Germany, a provider of accounting systems to the telecommunications industry, from December 2000 to March 2001. Prior thereto, Mr. Schopf had been CEO of JENOPTIK Laser Optik Systeme GmbH, a laser optical systems company in Jena, Germany. Mr. Schopf has completed his studies at the University of Pforzheim (Germany) as a graduate economist.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     We are currently working to integrate Sciax's operations into ours, and are working with management on an audit of Sciax's financial statements. Such audited financial statements will be filed in an amendment to this Current Report on Form 8-K to be filed within 60 days of the date of the closing.

EXHIBITS:

  10.1. Shareholder Purchase Agreement by and among Issuer, Sub, and Sciax's former shareholders.

  10.2.   Option Agreement by and between Issuer and Kenneth Smart.

  10.3.   Consulting Agreement by and between Issuer and Nitin Amersey.

  10.4.   Consulting Agreement by and between Issuer and Richard Griffiths.

  10.5.   Support Agreement by and among Issuer, Sub and Sciax.

  10.6.   Exchange Trust Agreement by and among Issuer, Sub and Sciax.



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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2003                  UGOMEDIA INTERACTIVE CORPORATION
                                       --------------------------------
                                                        (Registrant)

                                       By: /s/ Nitin Amersey, CEO
                                          ----------------------------


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